UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — 6/5/2025
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
5.250% Senior Notes due 2033	TT33	New York Stock Exchange
5.100% Senior Notes due 2034	TT34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the 2025 Annual General Meeting, the Company’s shareholders:
1.Elected all twelve of the Company’s nominees for director;
2.Provided advisory approval of the compensation of the Company’s named executive officers;
3.Approved the appointment of PriceWaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2025, and authorized the Audit Committee to set the auditors’ remuneration;
4.Approved the renewal of the Directors’ existing authority to issue shares;
5.Approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and
6.Approved the determination of the price range at which the Company can reallot shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Kirk E. Arnold	178,191,479	3,434,491	297,460	14,858,756
(b)	Ana P. Assis	180,886,636	741,595	295,199	14,858,756
(c)	Ann C. Berzin	170,370,325	11,358,082	195,023	14,858,756
(d)	April Miller Boise	175,735,903	5,581,327	606,200	14,858,756
(e)	Mark R. George	181,018,962	678,229	226,239	14,858,756
(f)	John A. Hayes	180,779,482	925,301	218,647	14,858,756
(g)	Linda P. Hudson	179,873,173	1,758,127	292,130	14,858,756
(h)	Myles P. Lee	179,544,704	2,164,984	213,742	14,858,756
(i)	Matthew F. Pine	181,230,330	482,283	210,817	14,858,756
(j)	David S. Regnery	164,028,367	15,876,716	2,018,347	14,858,756
(k)	Melissa N. Schaeffer	181,017,034	685,463	220,933	14,858,756
(l)	John P. Surma	168,045,086	13,632,600	245,744	14,858,756

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
163,112,934	17,540,063	1,270,433	14,858,756
Proposal 3. Approval of the Appointment of Independent Auditors:

For	Against	Abstain	Broker Non Vote
176,951,518	19,508,917	321,751	0
Proposal 4. Approval of the Directors’ Existing Authority to Issue Shares:

For	Against	Abstain	Broker Non Vote
190,869,638	5,598,596	313,952	0
Proposal 5. Approval of the Directors’ Authority to Issue Shares for Cash:

For	Against	Abstain	Broker Non Vote
176,357,300	19,974,707	450,179	0
Proposal 6. Approved the determination of the price range at which the Company can reallot shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
194,955,172	1,295,239	531,775	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	June 6, 2025	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President, General Counsel and Secretary

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